UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2006

IElement Corporation
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(Exact Name of Registrant as Specified in Its Charter)

                                                                                                                  Nevada                           000-29331                         76-0270295
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                                                                         (State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)                File number)                Identification No.)

                                                                                                 17194 Preston Road Suite 102, PMB 341,  Dallas,  Texas   75248
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(Address of Principal Executive Offices)                                      (Zip Code)

Registrant’s telephone number, including area code: (214) 254-3425
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17  CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure
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IElement’s press release dated October 17, 2006 and attached hereto as Exhibit 99 is incorporated herein.

Item 9.01. Financial Statements and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being furnished herewith:
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    (99) Press Release of IElement dated October 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2006                                                                                                 IELEMENT CORPORATION
                                                                                                                                                   By: /s/Ivan Zweig
                                                                                                                                                   Name: Ivan Zweig
                                                                                                                                         Title: Chief Executive Officer